UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 22, 2014
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001609671
WFRBS Commercial Mortgage Trust 2014-C21
(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000729153
The Royal Bank of Scotland plc
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001555501
Liberty Island Group I LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001542105
Basis Real Estate Capital II, LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541214
C-III Commercial Mortgage LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541615
RBS Financial Products Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001577313
National Cooperative Bank, N.A.
(Exact name of sponsor as specified in its charter)

(formerly known as NCB, FSB)

Central Index Key Number of the depositor: 0001112998
RBS Commercial Funding Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-177891-08	06-1565524
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Washington Blvd.
Stamford, Connecticut
(Address of principal executive offices)

06901
(Zip Code)

(203) 897-2700
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 12, 2014, RBS Commercial Funding Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2014 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian and Wilmington Trust, National Association, as trustee of the WFRBS 2014-C21 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the WFRBS 2014-C21 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 121 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “Queens Atrium” on Schedule I to the Pooling and Servicing Agreement (the “Queens Atrium Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Queens Atrium Loan Combination”) that includes the Queens Atrium Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “Queens Atrium Companion Loan”).  The Queens Atrium Loan Combination, including the Queens Atrium Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of August 1, 2014 (the “JPMBB 2014-C22 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor, relating to the JPMBB 2014-C22 Mortgage Trust securitization transaction into which the Queens Atrium Companion Loan was deposited.  The JPMBB 2014-C22 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the JPMBB 2014-C22 Pooling and Servicing Agreement applicable to the servicing of the Queens Atrium Mortgage Loan may differ in certain respects to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on August 12, 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Pooling and Servicing Agreement, dated as of August 1, 2014, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBS COMMERCIAL FUNDING INC.
(Registrant)
Date: March 21, 2016
	By:	/s/ Jeffrey Orr
Name: Jeffrey Orr
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S‑K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1
Pooling and Servicing Agreement, dated as of August 1, 2014, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)